SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2013

IF BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Other Events

On August 28, 2013, IF Bancorp, Inc., the holding company for Iroquois Federal Savings and Loan Association, issued a press release announcing its financial results for the quarter and year ended June 30, 2013.  A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                     Description

99.1                                Press release dated August 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.
DATE: August 28, 2013	By:	/s/ Alan D. Martin
Alan D. Martin
President and Chief Executive Officer